Supplement

Nuveen Funds of Funds

SUPPLEMENT NO. 1
dated May 6, 2024 to the Statement of Additional Information (“SAI”) dated October 1, 2023, as supplemented May 6, 2024

As previously disclosed, the shareholders of each series (“Fund”) of the TIAA-CREF Funds (“TCF”) were asked to elect nominees to the TIAA-CREF Funds’ Board of Trustees (the “Board”) on November 20, 2023. On that date, all 12 nominees were successfully elected to the Board and were seated on the Board effective January 1, 2024. These same nominees concurrently were elected by their respective shareholders to the boards of the TIAA-CREF Life Funds (“TCLF”) and of funds advised by Nuveen Fund Advisors, LLC (the “Nuveen Funds”) (collectively, with TCF and TCLF, to be known as the “Nuveen Fund Complex”).

Thus, the current Board members of TCF now are: Joseph A. Boateng, Michael A. Forrester, Thomas J. Kenny, Amy B. R. Lancellotta, Joanne T. Medero, Albin F. Moschner, John K. Nelson, Loren M. Starr, Matthew Thornton III, Terence J. Toth, Margaret L. Wolff and Robert L. Young (the “Trustees”). Each of these Board members is considered to be independent, which means that they are not “interested persons” of the Funds as defined in Section 2(a)(19) of the Investment Company Act of 1940 (“independent Trustees”). Certain biographical information regarding the Trustees can be found in the table below.

Relatedly, the following then-existing TCF Trustees resigned from the TCF Board effective as of the close of business on December 31, 2023: Forrest Berkley, Joseph A. Carrier, Janice C. Eberly, Nancy A. Eckl, Howell E. Jackson, Nicole Thorne Jenkins and James M. Poterba (the “Former Trustees”). Consequently, all information regarding the Former Trustees should be deleted from the SAI except for disclosure regarding their historical compensation from TCF.

Due to these changes, the following hereby replaces in its entirety the “Disinterested Trustees” table in the section of the SAI entitled “Management of the Trust–The Board of Trustees:

Name, address and year of birth	Position(s) held with Trust	Term of office and length of time served with the Trust	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee during past 5 years
Independent Trustees:
Joseph A. Boateng* 730 Third Avenue New York, NY 10017 1963	Trustee	Term—Indefinite. Length of Service—Since 2019.	Chief Investment Officer, Casey Family Programs (since 2007); formerly, Director of U.S. Pension Plans, Johnson & Johnson (2002–2006).	195	Board Member, Lumina Foundation (since 2018) and Waterside School (since 2021); Board Member (2012–2019) and Emeritus Board Member (since 2020), Year-Up Puget Sound; Investment Advisory Committee Member and Former Chair (since 2007), Seattle City Employees’ Retirement System; Investment Committee Member (since 2012), The Seattle Foundation; Trustee (2018–2023), the College Retirement Equities Fund; Manager (2019–2023), TIAA Separate Account VA-1.
Michael A. Forrester* 730 Third Avenue New York, NY 10017 1967	Trustee	Term—Indefinite. Length of Service—Since 2007.	Formerly, Chief Executive Officer (2014–2021) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC.	195	Trustee, Dexter Southfield School (since 2019); Member (since 2020), Governing Council of the Independent Directors Council (IDC); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2007–2023).
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Name, address and year of birth	Position(s) held with Trust	Term of office and length of time served with the Trust	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee during past 5 years
Thomas J. Kenny 730 Third Avenue New York, NY 10017 1963	Co-Chair of the Board and Trustee	Term—Indefinite. Length of Service—Since 2011. Co-Chair since 2024 for term ending December 31, 2024.	Formerly, Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management.	216	Director (since 2015) and Chair of the Finance and Investment Committee (since 2018), Aflac Incorporated; Director (since 2018), ParentSquare; formerly, Director (2021–2022) and Finance Committee Chair (2016–2022), Sansum Clinic; formerly, Advisory Board Member (2017–2019), B’Box; formerly, Member (2011–2012), the University of California at Santa Barbara Arts and Lectures Advisory Council; formerly, Investment Committee Member (2012–2020), Cottage Health System; formerly, Board member (2009–2019) and President of the Board (2014–2018), Crane Country Day School; Trustee (2011–2023) and Chairman (2017–2023), the College Retirement Equities Fund; Manager (2011–2023) and Chairman (2017–2023), TIAA Separate Account VA-1.
Amy B. R. Lancellotta 333 West Wacker Drive Chicago, IL 60606 1959	Trustee	Term—Indefinite. Length of Service—Since 2024.	Formerly, Managing Director, IDC (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006–2019); formerly, various positions with ICI (1989–2006).	216	President (since 2023) and Member (since 2020) of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA).
Joanne T. Medero 333 West Wacker Drive Chicago, IL 60606 1954	Trustee	Term—Indefinite. Length of Service—Since 2024.	Formerly, Managing Director, Government Relations and Public Policy (2009–2020) and Senior Advisor to the Vice Chairman (2018–2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management businesses) (2006–2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996–2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993–1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989–1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986–1989).	216	Member (since 2019) of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.).
Albin F. Moschner 333 West Wacker Drive Chicago, IL 60606 1952	Trustee	Term—Indefinite. Length of Service—Since 2024.	Founder and Chief Executive Officer, Northcroft Partners, LLC (management consulting) (since 2012); formerly, held positions at Leap Wireless International, Inc., (consumer wireless service) including Consultant (2011–2012), Chief Operating Officer (2008–2011) and Chief Marketing Officer (2004–2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (telecommunications services) (2000–2003); formerly, President, One Point Services at One Point Communications (telecommunications services) (1999–2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996–1997); formerly, various executive positions (1991–1996) and Chief Executive Officer (1995–1996) of Zenith Electronics Corporation (consumer electronics).	216	Formerly, Chairman (2019) and Director (2012–2019), USA Technologies, Inc. (a provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996–2016).
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Name, address and year of birth	Position(s) held with Trust	Term of office and length of time served with the Trust	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee during past 5 years
John K. Nelson 333 West Wacker Drive Chicago, IL 60606 1962	Trustee	Term—Indefinite. Length of Service—Since 2024.	Formerly, Senior External Advisor to the Financial Services practice of Deloitte Consulting LLP. (2012–2014); Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007–2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	216	Formerly, Member of Board of Directors (2008–2023) of Core12 LLC (private firm which develops branding, marketing and communications strategies for clients); formerly, Member of the President’s Council (2010–2019) of Fordham University; formerly, Director (2009–2018) of the Curran Center for Catholic American Studies; formerly, Trustee and Chairman of The Board of Trustees of Marian University (2011–2013).
Loren M. Starr† 730 Third Avenue New York, NY 10017 1961	Trustee	Term—Indefinite. Length of Service—Since 2022.	Independent Consultant/Advisor (since 2021); formerly, Vice Chair, Senior Managing Director (2020–2021), Chief Financial Officer, Senior Managing Director (2005–2020), Invesco Ltd.	215	Director (since 2023) and Audit Committee member (since 2024), AMG; formerly, Chair and Member of the Board of Directors (2014–2021), Georgia Leadership Institute for School Improvement (GLISI); formerly, Chair and Member of the Board of Trustees (2014–2018), Georgia Council on Economic Education (GCEE); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2022–2023).
Matthew Thornton III 333 West Wacker Drive Chicago, IL 60606 1958	Trustee	Term—Indefinite. Length of Service—Since 2024.	Formerly, Executive Vice President and Chief Operating Officer (2018–2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006–2018), Federal Express Corporation, a subsidiary of FedEx.	216	Member of the Board of Directors (since 2014), The Sherwin-Williams Company (paints, coatings and related products); Member of the Board of Directors (since 2020), Crown Castle International (provider of communications infrastructure); formerly, Member of the Board of Directors (2012–2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries).
Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 1959	Co-Chair of the Board and Trustee	Term—Indefinite. Length of Service—Since 2024. Co-Chair for term ending June 30, 2024.	Formerly, Co-Founding Partner, Promus Capital (investment advisory firm) (2008–2017); formerly, Director of Quality Control Corporation (manufacturing) (2012–2021); formerly, Director, Fulcrum IT Service LLC (information technology services firm to government entities) (2010–2019); formerly, Director, LogicMark LLC (health services) (2012–2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008–2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004–2007); Executive Vice President, Quantitative Management & Securities Lending (2000–2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994).	216	Chair and Member of the Board of Directors (since 2021), Kehrein Center for the Arts (philanthropy); Member of the Board of Directors (since 2008), Catalyst Schools of Chicago (philanthropy); Member of the Board of Directors (since 2012), formerly, Investment Committee Chair (2017–2022), Mather Foundation (philanthropy); formerly, Member (2005–2016), Chicago Fellowship Board (philanthropy); formerly, Member, Northern Trust Mutual Funds Board (2005–2007), Northern Trust Global Investments Board (2004–2007), Northern Trust Japan Board (2004–2007), Northern Trust Securities Inc. Board (2003–2007) and Northern Trust Hong Kong Board (1997–2004).
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Name, address and year of birth	Position(s) held with Trust	Term of office and length of time served with the Trust	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee during past 5 years
Margaret L. Wolff 333 West Wacker Drive Chicago, IL 60606 1955	Trustee	Term—Indefinite. Length of Service—Since 2024.	Formerly, Of Counsel (2005–2014), Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services).	216	Member of the Board of Trustees (since 2005), New York-Presbyterian Hospital; Member of the Board of Trustees (since 2004) formerly, Chair (2015–2022), The John A. Hartford Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005–2015) and Vice Chair (2011–2015) of the Board of Trustees of Mt. Holyoke College; formerly, Member of the Board of Directors (2013–2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.).
Robert L. Young 333 West Wacker Drive Chicago, IL 60606 1963	Trustee	Term—Indefinite. Length of Service—Since 2024. Co-Chair as of July 1, 2024 for term ending December 31, 2024.	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010–2016); formerly, President and Principal Executive Officer (2013–2016) and Senior Vice President and Chief Operating Officer (2005–2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JP Morgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999–2017).	216	None.
*	Mr. Boateng and Mr. Forrester were each elected or appointed as a board member of each of the Nuveen Funds except Nuveen Core Equity Alpha Fund, Nuveen Core Plus Impact Fund, Nuveen Credit Strategies Income Fund, Nuveen Dow 30SM Dynamic Overwrite Fund, Nuveen Floating Rate Income Fund, Nuveen Global High Income Fund, Nuveen Minnesota Quality Municipal Income Fund, Nuveen Missouri Quality Municipal Income Fund, Nuveen Mortgage and Income Fund, Nuveen Multi-Asset Income Fund, Nuveen Multi-Market Income Fund, Nuveen Municipal Credit Opportunities Fund, Nuveen NASDAQ 100 Dynamic Overwrite Fund, Nuveen Preferred and Income Term Fund, Nuveen Preferred & Income Opportunities Fund, Nuveen Real Asset Income and Growth Fund, Nuveen Real Estate Income Fund, Nuveen S&P 500 Dynamic Overwrite Fund, Nuveen S&P 500 Buy-Write Income Fund, Nuveen Variable Rate Preferred & Income Fund, and Nuveen Virginia Quality Municipal Income Fund, for which each serves as a consultant.
†	Mr. Starr was elected or appointed as a board member of each of the Nuveen Funds except Nuveen Multi-Market Income Fund, for which he serves as a consultant.

Additionally, the TCF Board approved the following actions effective January 1, 2024:

1.	Chair/Co-Chair of the Board: Thomas J. Kenny was elected as Co-Chair of the TCF Board for a one-year term ending on December 31, 2024. Terence J. Toth was elected as Co-Chair of the TCF Board for a six-month term ending on June 30, 2024. Robert L. Young was elected as Co-Chair of the TCF Board for a six-month term from July 1, 2024 through December 31, 2024. Each of these individuals will also serve as Co-Chairs of the boards of TCLF and the Nuveen Funds for the same terms.

2.	Trustee Compensation: Effective as of January 1, 2024, for their service to the Nuveen Fund Complex, Trustees receive a $350,000 annual retainer, plus they receive (a) an annual retainer of $30,000 for membership on the Audit Committee and Compliance, Risk Management and Regulatory Oversight Committee, respectively; and (b) an annual retainer of $20,000 for membership on the Dividend Committee, Investment Committee, Nominating and Governance Committee and Open-End Funds Committee, respectively. In addition to the payments described above, the Chair/Co-Chair of the Board receives $140,000 annually; the chair/co-chair of the Audit Committee and Compliance, Risk Management and Regulatory Oversight Committee receive $30,000 annually; and the chair/co-chair of the Dividend Committee, Investment Committee, Nominating and Governance Committee and Open-End Funds Committee receive $20,000 annually. Trustees will be paid either $1,000 or $2,500 for any ad hoc meetings of the Board or its Committees depending upon the meeting’s length and immediacy. For any special assignment committees, the chair/co-chair will be paid a quarterly fee of $1,250 and members will be paid a quarterly fee of $5,000. The annual retainers, fees and expenses of the Board are allocated among the funds in the Nuveen Fund Complex on the basis of relative net assets, although a minimum amount may be established to be allocated to each fund. In certain instances, fees and expenses will be allocated only to those funds that are discussed at a given meeting.
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Because Ms. Lancellotta, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr.Thornton, Mr. Toth, Ms. Wolff and Mr. Young are new to the TCF Board (the “New Trustees”), they did not receive any compensation from TCF prior to January 1, 2024. Additionally, information concerning the New Trustees’ equity ownership in the Funds is not presented since they were not TCF Trustees as of December 31, 2023.

3.	Trustee Retirement Policy: The Board approved a new mandatory retirement policy for Trustees at 75 years of age. A Trustee may serve until the end of the calendar year in which such member attains the age of 75.

4.	Board Committees: The Board has established seven standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee, the Investment Committee and the Open-End Funds Committee. Because these Committees are new to TCF, they have not yet held any meetings. Such committees supersede all previous standing committees of the TCF Board. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below. For more information on the Board, please visit www.nuveen.com/fundgovernance.

The Executive Committee, which may meet between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Mr. Kenny and Mr. Toth, Co-Chairs, Mr. Nelson and Mr. Young. On July 1, 2024, Mr. Young will replace Mr. Toth as Co-Chair of the Executive Committee.

The Audit Committee assists the Board in the oversight and monitoring of the accounting and financial reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the Valuation Policy of the Funds and the internal valuation group of their investment adviser, Teachers Advisors, LLC (“Advisors”), as valuation designee for the Funds. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board approval and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. The Audit Committee is also primarily responsible for the oversight of the Valuation Policy and actions taken by Advisors, as valuation designee, through its internal valuation group, which provides regular reports to the Committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention and considers the risks to the Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee regularly meets with Management to discuss the Funds’ annual and semi-annual reports and has regular meetings with the external auditors for the Funds and Advisors’ internal audit group. In assessing financial risk disclosure, the Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Mr. Nelson, Chair, Mr. Boateng, Mr. Moschner, Mr. Starr, Ms. Wolff and Mr. Young, each of whom is an independent Trustee of the Funds. Mr. Boateng, Mr. Moschner, Mr. Nelson, Mr. Starr and Mr. Young have each been designated as an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. The Committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the Committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Funds.
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In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of Trustees; monitors performance of legal counsel; establishes and monitors a process by which security holders are able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to William Siffermann, Manager of Fund Board Relations, Nuveen, LLC, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Trustees and reserves the right to interview any and all candidates and to make the final selection of any new Trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence meetings with sub-advisers and service providers) and, if qualifying as an independent Trustee candidate, independence from Advisors and other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board. This Committee is composed of the independent Trustees of the Funds. Accordingly, the members of the Nominating and Governance Committee are Mr. Kenny and Mr. Toth, Co-Chairs, Mr. Boateng, Mr. Forrester, Ms. Lancellotta, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Starr, Mr. Thornton, Ms. Wolff and Mr. Young. On July 1, 2024, Mr. Young will replace Mr. Toth as Co-Chair of the Nominating and Governance Committee.

The Dividend Committee is authorized to declare distributions with subsequent ratification by the Board on the Funds’ shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The Dividend Committee operates under a written charter adopted by the Board. The members of the Dividend Committee are Mr. Thornton, Chair, Ms. Lancellotta, Mr. Nelson and Mr. Starr.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of general risks related to investments which are not reviewed by other committees, such as liquidity and derivatives usage; risks related to product structure elements, such as leverage; techniques that may be used to address the foregoing risks, such as hedging and swaps and Fund operational risk and risks related to the overall operation of the TIAA/Nuveen enterprise and, in each case, the controls designed to address or mitigate such risks. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and service providers’ compliance programs as well as any recommendations for modifications thereto. Certain matters not addressed at the Committee level may be addressed by another committee or directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Ms. Wolff, Chair, Mr. Forrester, Mr. Kenny, Ms. Lancellotta, Ms. Medero, Mr. Thornton and Mr. Toth.
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The Investment Committee is responsible for the oversight of Fund performance, investment risk management and other portfolio-related matters affecting the Funds which are not otherwise the jurisdiction of the other Board committees. As part of such oversight, the Investment Committee reviews each Fund’s investment performance and investment risks, which may include, but is not limited to, an evaluation of Fund performance relative to investment objectives, benchmarks and peer group; a review of risks related to portfolio investments, such as exposures to particular issuers, market sectors, or types of securities, as well as consideration of other factors that could impact or are related to Fund performance; and an assessment of Fund objectives, policies and practices as such may relate to Fund performance. In assessing issues brought to the Investment Committee’s attention or in reviewing an investment policy, technique or strategy, the Investment Committee evaluates the risks to the Funds in adopting or recommending a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders.

In fulfilling its obligations, the Investment Committee receives quarterly reports from the investment oversight and the investment risk groups at Nuveen, including of Advisors. Such groups also report to the full Board on a quarterly basis and the full Board participates in further discussions with Fund management at its quarterly meetings regarding matters relating to Fund performance and investment risks, including with respect to the various drivers of performance and Fund use of leverage and hedging. Accordingly, the Board directly and/or in conjunction with the Investment Committee oversees the investment performance and investment risk management of the Funds. The Investment Committee operates under a written charter adopted and approved by the Board. This Investment Committee is composed of the independent Trustees of the Funds. Accordingly, the members of the Investment Committee are Mr. Boateng and Ms. Lancellotta, Co-Chairs, Mr. Forrester, Mr. Kenny, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Starr, Mr. Thornton, Mr. Toth, Ms. Wolff and Mr. Young.

The Open-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Funds that are registered as open-end management investment companies (“Open-End Funds”). The Committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Open-End Fund and may review and evaluate any matters relating to any existing Open-End Fund. The Open-End Funds Committee operates under a written charter adopted and approved by the Board. The members of the Open-End Funds Committee are Mr. Forrester and Ms. Medero, Co-Chairs, Mr. Boateng, Mr. Kenny, Mr. Thornton, Mr. Toth and Mr. Young.

5.	Officers: The Board approved a new slate of officers. Thus, the biographical table of officers included in the SAI should be replaced with the following:

Name, business address and year of birth	Position(s) held with the Trust	Term of office and length of time served with the Trust	Principal occupation(s) during past five years
Officers of the Trust:
Richard S. Biegen 730 Third Avenue New York, NY 10017 1962	Chief Compliance Officer	Term—Indefinite Length of Service—Since 2008	Senior Managing Director of TIAA; Chief Compliance Officer of the TIAA-CREF Funds, TIAA-CREF Life Funds, College Retirement Equities Fund and TIAA Separate Account VA-1.
Mark J. Czarniecki 901 Marquette Avenue Minneapolis, MN 55402 1979	Vice President and Assistant Secretary	Term—Indefinite Length of Service—Since 2024	Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; has previously held various positions with Nuveen; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC.
Jordan M. Farris 333 West Wacker Drive Chicago, IL 60606 1980	Chief Administrative Officer (Principal Executive Officer)	Term—Indefinite Length of Service—Since 2024	Head of Public Product Strategy and Development, Global Wealth, of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen.
Jeremy D. Franklin 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1983	Vice President and Assistant Secretary	Term—Indefinite Length of Service—Since 2020	Managing Director and Assistant Secretary, Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel, Teachers Insurance and Annuity Association of America; Vice President and Assistant Secretary, TIAA-CREF Life Funds; Vice President, Associate General Counsel and Assistant Secretary, TIAA Separate Account VA-1 and College Retirement Equities Fund; has previously held various positions with TIAA.
Diana R. Gonzalez 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1978	Vice President and Assistant Secretary	Term—Indefinite Length of Service—Since 2024	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel of Nuveen.
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Name, business address and year of birth	Position(s) held with the Trust	Term of office and length of time served with the Trust	Principal occupation(s) during past five years
Nathaniel T. Jones 333 West Wacker Drive Chicago, IL 60606 1979	Vice President and Treasurer	Term—Indefinite Length of Service—Since 2024	Senior Managing Director of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst.
Brian H. Lawrence 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1982	Vice President and Assistant Secretary	Term—Indefinite Length of Service—Since 2024	Vice President and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly, Corporate Counsel of Franklin Templeton (2018-2022).
Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term—Indefinite Length of Service—Since 2024	Managing Director of Nuveen Securities, LLC.
Brian J. Lockhart 333 West Wacker Drive Chicago, IL 60606 1974	Vice President	Term—Indefinite Length of Service—Since 2024	Senior Managing Director and Head of Investment Oversight of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst and Certified Financial Risk Manager.
John M. McCann 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1975	Vice President and Assistant Secretary	Term—Indefinite Length of Service—Since 2015	Managing Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary of TIAA SMA Strategies LLC; Managing Director, Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds, TIAA-CREF Life Funds, Teachers Insurance and Annuity Association of America, Teacher Advisors LLC, TIAA-CREF Investment Management, LLC and Nuveen Alternative Advisors LLC; has previously held various positions with Nuveen/TIAA.
Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Assistant Secretary	Term—Indefinite Length of Service—Since 2018	Executive Vice President, Secretary and General Counsel of Nuveen Investments, Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of Nuveen Asset Management, LLC; Executive Vice President, General Counsel and Secretary of Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Alternative Investments, LLC; Executive Vice President, Associate General Counsel and Assistant Secretary of TIAA-CREF Funds and TIAA-CREF Life Funds; has previously held various positions with Nuveen/TIAA; Vice President and Secretary of Winslow Capital Management, LLC; formerly, Vice President (2007–2021) and Secretary (2016–2021) of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC.
Jon Scott Meissner 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Assistant Secretary	Term—Indefinite Length of Service—Since 2015	Managing Director, Mutual Fund Tax and Expense Administration of Nuveen, TIAA-CREF Funds, TIAA-CREF Life Funds, TIAA Separate Account VA-1 and the CREF Accounts; Managing Director of Nuveen Fund Advisors, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director, Mutual Fund and Tax Expense Administration; has previously held various positions with Nuveen/TIAA.
James Nelson III 730 Third Avenue New York, NY 10017 1976	Vice President	Term—Indefinite Length of Service—Since 2024	Senior Managing Director, Global Head of Product, Publics, Nuveen; formerly, Head of North American Product Management & Pricing, Invesco (2018–2023).
Mary Beth Ramsay 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1965	Vice President	Term—Indefinite Length of Service—Since 2024	Chief Risk Officer, Nuveen and TIAA Financial Risk; Head of Nuveen Risk & Compliance; Executive Vice President, Teachers Insurance and Annuity Association of America; Executive Vice President, Risk, TIAA Separate Account VA-1 and the College Retirement Equities Fund; formerly, Senior Vice President, Head of Sales and Client Solutions (2019–2022) and U.S. Chief Pricing Actuary (2016–2019), SCOR Global Life Americas; Member of the Board of Directors of Society of Actuaries.
William A. Siffermann 333 West Wacker Drive Chicago, IL 60606 1975	Vice President	Term—Indefinite Length of Service—Since 2024	Managing Director of Nuveen.
E. Scott Wickerham 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Controller (Principal Financial Officer)	Term—Indefinite Length of Service—Since 2017	Senior Managing Director, Head of Public Investment Finance of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has previously held various positions with TIAA.
Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 1968	Vice President and Assistant Secretary	Term—Indefinite Length of Service—Since 2024	Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC and Nuveen Asset Management, LLC; Vice President and Associate General Counsel of Nuveen.
Rachael Zufall 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Secretary	Term—Indefinite Length of Service—Since 2014	Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of the CREF Accounts, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director, Associate General Counsel and Assistant Secretary of Teacher Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA.

Consequently, the following are no longer officers of the Funds and references to them in the SAI are hereby deleted: Claire Borelli, Derek B. Dorn, John L. Douglas, W. Dave Dowrich, Bradley Finkle, Jose Minaya, Colbert Narcisse and David G. Nason.

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